SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2007

                       MEDSTRONG INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-33035              95-4855709
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)

255 Northeast 6th Avenue, Delray Beach, FL 33484

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               (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (561) 208-5531
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313 Northeast Third Street, Delray Beach, FL 33444
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          Former name or former address, if changed since last report


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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ITEM 3.03. Material Modification to Rights of Security Holders.

Medstrong International Corporation ("we", "us" or the "Company") has outstanding 4,302,000 warrants, that trade on the OTC Bulletin Board under the symbol "MDSIW.OB". The warrants are exercisable at any time until December 31, 2009. Each warrant, as outstanding prior to the 1 for 75 reverse stock split effective November 2, 2006, entitled the holder thereof to purchase one share of our common stock at an exercise price of $.40. Following effectiveness of the 1 for 75 reverse split of the common stock, these warrants entitled the holders to purchase a total of approximately 57,360 shares of common stock at an exercise price of $30.00 per share. If the common stock traded for at least five consecutive trading days at a price of $112.50 or more, we had the right to call the warrants at a price of $.75 per warrant share unless an investor chose to exercise his or her warrants at that time.

Our Board of Directors, effective January 12, 2007, approved a reduction in the per share exercise price of the warrants from $30.00 to $18.75. In conjunction with the exercise price reduction, the Board also approved a reduction in the trading price at which we have the right to call warrants from $112.50 to $22.50, and authorized resale of the redeemed warrants by the Company, in compliance with state and federal securities laws. The redemption price of $.75 per warrant share of common stock would remain the same.

The outstanding 430,200 placement agent warrants would be similarly adjusted. Mr. Cohen, a member of our Board of Directors and Secretary of the Company, owns 365,670 placement agent warrants, each of which entitles him, following the adjustments made by our Board of Directors, to purchase for $18.75 one unit, each unit consisting of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $18.75 per share on or before December 31, 2009. Mr. Cohen did not participate in the discussion or consideration of this matter by the Board.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.


10.29 Form of Amendment, dated as of January 12, 2007, to Warrant Agreement, dated July 31, 2001, by and between the Company and American Stock Transfer & Trust Company, as Warrant Agent.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         MEDSTRONG INTERNATIONAL CORPORATION


                                         By /s/ Gary Schultheis
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                                            Gary Schultheis, Chairman
                                            Date: January 19, 2007